EXHIBIT 31.2
Section 302 Certification
of Robert A. Comey (CFO)

                                  CERTIFICATION

         I, Robert A. Comey, certify that:

         1. I have reviewed this  quarterly  report on Form 10-Q of MACC Private
Equities Inc.;

         2. Based on my  knowledge,  this  report  does not  contain  any untrue statement of a material fact or omit to sate a material  fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's  other certifying  officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f))
for the registrant and have:

                  a) Designed such disclosure controls and procedures, or caused such  disclosure  controls  or  procedures  to be  designed  under  our supervision,  to  ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

                  b) Designed such internal control over financial reporting, or caused such internal  control over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance  regarding the reliability  of financial  reporting and the  preparation  of financial statements for external purposes in accordance with generally  accepted accounting principles;

                  c) Evaluated the effectiveness of the registrant's  disclosure controls and  procedures  and presented in this report our  conclusions about the  effectiveness of the controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

                  d)  Disclosed  in this  report any change in the  registrant's internal  control over  financial  reporting  that occurred  during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially  affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and;

         5. The registrant's  other certifying  officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

                  a) all significant  deficiencies in the design or operation of internal control over financial  reporting which are reasonably  likely to  adversely  affect the  registrant's  ability  to  record,  process, summarize and report financial information; and

                  b)  any  fraud,   whether  or  not  material,   that  involves
         management  or  other  employees  who  have a  significant  role in the registrant's internal control over financial reporting.

Date: February 8, 2007

         /s/Robert A. Comey
         -------------------------------
         Robert A. Comey
         Chief Financial Officer
         (principal financial officer)